HATTERAS
                                    EXHIBIT E
                                   REDEMPTIONS


                                                             UMB BANK
TO:  1) JESSE BEVER                                          PH: (816) 860-3019
CORPORATE TRUST ADMINISTRATOR                                FAX: 816-860-3021
TO: 2) UMB WIRE DESK
                                                             TRANSFER AGENT
TAMMY KARZAS                                                 414-299-2236
SUE BARNES                                                   414-299-2138
UMB FUND SERVICES                                            FAX: 414-271-3954

 TODAY'S DATE:                         7/1/2006
 PRICE DATE:                           7/1/2006

--------------------------------------------------------------------------------
    PLEASE ALLOW THIS LETTER TO SERVE AS AUTHORIZATION FOR UMB BANK, N.A. TO
           DEBIT OR CREDIT THE OPERATIONAL ACCOUNT AS INDICATED BELOW:

HATTERAS REDEMPTIONS

Dear Mr. Bever:

Pursuant to Section 2(h) of those certain Escrow Agreements each dated July 19, 2006, excuted by and among each of the Hatteras Funds, UMB Fund Services, Inc., and UMB Bank. n.a., as Escrow Agent, (each, an "Agreement") the undersigned Representative hereby instructs you to disburse Repurchase Proceeds on deposit in the Repurchase Sub-Account in the amount described below:





HATTERAS DIVERSIFIED STRATEGIES FUND, LP                     DEBIT                              CREDIT
-------------------------------------------------------------------------------------------------------------   --------------------
               SHAREHOLDER ACTIVITY                          ESCROW             $AMOUNT        CUSTODY               ADJUSTMENTS
                                                                                                                --------------------
REDEMPTIONS                                                                          $0.00
                                                                                                                --------------------
10% HOLD BACK                                                                        $0.00
-------------------------------------------------------------------------------------------------------------   --------------------
                                                            SUBTOTAL                 $0.00

HATTERAS DIVERSIFIED STRATEGIES OFFSHORE FUND, LTD
                                                             DEBIT                              CREDIT
-------------------------------------------------------------------------------------------------------------   --------------------
               SHAREHOLDER ACTIVITY                          ESCROW             $AMOUNT        CUSTODY               ADJUSTMENTS
                                                                                                                --------------------
REDEMPTIONS                                                                          $0.00
                                                                                                                --------------------
10% HOLD BACK                                                                        $0.00
-------------------------------------------------------------------------------------------------------------   --------------------

                                                            SUBTOTAL                 $0.00

HATTERAS MULTI-STRATEGY FUND I, LP
                                                             DEBIT                              CREDIT
-------------------------------------------------------------------------------------------------------------   --------------------
               SHAREHOLDER ACTIVITY                          ESCROW             $AMOUNT        CUSTODY               ADJUSTMENTS
                                                                                                                --------------------
REDEMPTIONS                                                                          $0.00
                                                                                                                --------------------
10% HOLD BACK                                                                        $0.00
-------------------------------------------------------------------------------------------------------------   --------------------

                                                            SUBTOTAL                 $0.00

HATTERAS MULTI-STRATEGY TEI FUND, LP
                                                             DEBIT                              CREDIT
-------------------------------------------------------------------------------------------------------------   --------------------
               SHAREHOLDER ACTIVITY                          ESCROW             $AMOUNT        CUSTODY               ADJUSTMENTS
                                                                                                                --------------------
REDEMPTIONS                                                                          $0.00
                                                                                                                --------------------
10% HOLD BACK                                                                        $0.00
-------------------------------------------------------------------------------------------------------------   --------------------

            SUBTOTAL                 $0.00

                             --------------
   GRAND TOTAL                   $0.00
                             ==============


   PREPARED BY:              Ted Wisniewski
                             --------------

   AUTHORIZED BY:            Tammy Karzas
                             --------------

   Authorized by Hatteras    Mike Fields
                             --------------